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EXHIBIT 32.1

PRB GAS TRANSPORTATION, INC.
SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

        In connection with this quarterly report on Form 10-Q of PRB Gas Transportation, Inc. for the fiscal quarter ended June 30, 2005, I, Robert W. Wright, Chairman and Chief Executive Officer of PRB Gas Transportation, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  1.
  This Form 10-Q for the fiscal quarter ended June 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  The information contained in this Form 10-Q for the fiscal quarter ended June 30, 2005 fairly presents, in all material respects, the financial condition and results of operations of PRB Gas Transportation, Inc. for the periods presented therein.

Date: November 14, 2005
/s/ ROBERT W. WRIGHT Robert W. Wright Chairman and Chief Executive Officer (Principal Executive Officer)

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PRB GAS TRANSPORTATION, INC. SARBANES-OXLEY ACT SECTION 906 CERTIFICATION